Forward Looking Statement This presentation contains certain statements regarding the Company's plans and expectations, which are forward-looking statements and are made pursuant to the Safe Harbor provision of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's views at the time such statements are made, with respect to the Company's future plans, objectives, events and financial results such as revenues, expenses, income, earnings per share, operating margins, financial position, expected results of operation and other financial items, as well as industry trends and observations. In addition, words such as estimate, expect, intend, should, could, will and variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and outcomes to differ materially from those described in the forward-looking statements. Risk factors exist and new risk factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company expressly disclaims any obligation to update, amend or clarify forward-looking statements. In addition to the foregoing, several risk factors are discussed in the Company's most recently filed Annual Report on Form 10-K and other SEC filings, under the titles "Risk Factors" or "Cautionary Statements relating to Forward- Looking Statements" and those discussions regarding risk factors as well as the discussion of forward-looking statements in such sections are incorporated by reference in this presentation. www.tecumseh.com 2

Overview FOUNDED .. 1934 in Tecumseh, Michigan HEADQUARTERS .. Completed move of global HQ to Ann Arbor, Michigan during 2H08 EXCHANGE LISTING .. TECUA (Class A non-voting shares), TECUB (Class B voting shares) on NASDAQ (effective 12/31/08, TECUB only) CORE COMPETENCY .. Independent, global manufacturer of hermetically sealed compressors for residential and commercial refrigerators, freezers, water coolers, dehumidifiers, window air conditioning units and residential and commercial central system air conditioners and heat pumps ADDRESSABLE END MARKET .. Four primary applications: • Commercial refrigeration applications and aftermarket distribution • Household refrigerators and freezers • Mid-size to large unitary central air conditioning systems (niche business; high-temperature environments) • Room air conditioners (niche/high-temperature environments) www.tecumseh.com 3

Products & Applications www.tecumseh.com 4 Compressors Rotary Compressor Capacity: 5,000 - 32,000 BTU/hour Reciprocating Compressor Capacity: 200 - 72,000 BTU/hour Scroll Compressor Capacity: 2,000 - 15,000 BTU/hour Condensing Units/Complete Refrigeration Systems End-Product Applications Condensing Unit Housed Condensing Unit Complete Refrigeration System Application for Reciprocating, Rotary, Scroll Application for Reciprocating Application for Rotary Application for Complete Refrigeration System

Top Customers Commercial Refrigeration Residential Refrigeration and Distribution and Freezing Air Conditioning Carrier Whirlpool Al-Zamil Esmaltec Electrolux National Factory for AC True Manufacturing Indesit United Refrigeration Mabe • Customers in bold are our top five • Top customer is approximately 8% of total sales • After top five, no customer is greater than 3% of total sales • 5-star energy rated in most R&F markets www.tecumseh.com 5

Top Competitors

Tecumseh

	Commercial Refrigeration & Distribution	Residential Refrigeration & Freezing	Air Conditioning
NORTH AMERICA (approx. headcount = 500)			
• Copeland Corporation (subsidiary of Emerson Electric - NYSE: EMR)	X		X
• Danfoss	X	X	X
• Bristol Compressors	X		X
• Embraco, S.A. (subsidiary of Whirlpool - NYSE: WHR)	X	X	
LATIN AMERICA (approx. headcount = 4,200)			
• Embraco, S.A.	X	X	
• Emerson Climate Technologies	X		X
EUROPE (approx. headcount = 1,500)			
• ACC Group		X	
• Danfoss	X	X	X
• Emerson Climate Technologies	X		X
• Embraco, S.A.	X	X	
EAST ASIA/MIDDLE EAST (approx. headcount = 1,700)			
• Emerson Climate Technologies	X		X
• Carrier Aircon Ltd. (subsidiary of United Technologies (NYSE: UTX)			X
• Godrej		X	X
• Videocon		X	X

www.tecumseh.com 6

www.tecumseh.com 7 Sales by Geography / Application

Recent Past: 2002-2006 • Long history of strong engineering, but lacking focused business direction • No cohesive plan for strategic growth • Multiple lines of business with no market synergies • Product development too broad; engineering-focused vs. customer-focused • Inefficient cost structure leading to margin compression and diminished profitability • Non-accretive and non-strategic acquisitions • Over-leveraged with dual-class stock structure • Third- and fourth-generation founding family leadership www.tecumseh.com 8

Restructuring Phase: 2007-Present • New senior management team • Divested two of three divisions; refocused solely on compressor business • Improved cost of goods through: - Focus on right-sizing manufacturing, engineering and other overhead to needs of business - Improved inventory management - Improved quality control - Focusing product development efforts on core products/markets - Consolidated production in low-cost markets worldwide • Focus on reducing SG&A costs • Paid down debt and de-leveraged balance sheet • Proactively managing foreign exchange and commodities-related volatility www.tecumseh.com 9

New Senior Management Team GLOBAL HEADQUARTERS TEAM Ed Buker: Chairman, President and Chief Executive Officer Formerly President and Chief Executive Officer of Citation Corporation; extensive automotive background with Visteon, United Technologies, BMW and Honda Jim Nicholson: Vice President, Treasurer, and Chief Financial Officer Formerly Partner at PricewaterhouseCoopers; six years with Tecumseh, four of those as CFO Jim Wainright: Vice President, Global Operations Formerly Sr. V.P. of Operations for A.O. Smith Corporation, as well as operations management experience with United Technologies and Lear Corporation Jim Cristiano: Vice President, Global Supply Formerly Director of Central Purchasing, Visteon Corporation Lynn Dennison: Vice President, General Counsel & Secretary Formerly General Counsel, Corporate Secretary and Assistant V.P. for Corporate Affairs and Compliance and Ethics, Honda of America Tim Atzinger: Vice President, Global Human Resources Formerly V.P. Human Resources, Handleman Company, as well as senior HR roles at Philips Electronics Seshu Seshasai: Vice President, Global Engineering Formerly V.P. R&D and Engineering for Newell Rubbermaid, as well as senior level positions at Textron, Inc. and The Stanley Works Pat Canavan: Vice President, Global Sales and Marketing Formerly Exec. Director of New Business Development, Walbridge Construction Co., as well as President of LG Philips Displays USA www.tecumseh.com 10

New Senior Management Team INTERNATIONAL LOCATIONS Dagoberto Darezzo: Managing Director, Tecumseh do Brasil Appointed 2008: 20+ years experience with Tecumseh Sandro Ruffato: Managing Director, Tecumseh Europe Appointed 2007: 10+ years experience with Tecumseh Prabhakar Kadapa: Managing Director, Tecumseh India Appointed 2007: Formerly Director-Operations, Delphi India www.tecumseh.com 11

Third Quarter 2008 Results - Summary ACHIEVEMENTS • Continued to benefit from the disposition of Engine & Power Train business and majority of Electrical Component business (both sold during 2007) • Balance sheet benefit from improved liquidity and elimination of North American debt • Slimmed expense structure, with renewed emphasis on cost rationalization • Continued focus on core compressor business: product development, manufacturing efficiency, quality control, improved market penetration, cross-selling opportunities Achieved selling-price advances to support higher commodity costs (steel) Rapidly adjusted production and cost structures to meet slowing global demand Implemented temporary shutdowns at several locations to prevent inventory build-up Right-sized business for current demand environment (eliminated 1,200 positions in 3Q) www.tecumseh.com 12

Third Quarter 2008 Results - Summary CHALLENGES • Dramatic slowdown of global economy, tightening credit markets have significantly impacted results - Weaker macroeconomic environment and adverse weather conditions contributing to volume declines - Tightening of credit markets impacting receivables and payables - Global decline offset any benefit from geographically diverse revenue base - Higher interest and inflation rates in several key geographic areas • Commodities inflation (continued steel price escalation) • Foreign exchange volatility - balance sheet revaluation • Continued governance challenges www.tecumseh.com 13

2008 Results through Q3 - Highlights INCOME STATEMENT • Sales fell 6.9% to $805.2 million due mainly to reduced sales of refrigeration and freezer compressors (downturn in market volume and share in North America as well as lower volumes in India and Europe) • Cost of sales reduced by 6.8% to $708.6 million (held flat as a % of sales, despite lower overhead absorption, due to operational efficiencies and reductions in fixed costs) • SG&A increased 1.9% to $99.6 million due to costs previously allocated to divested operations and $11.1 million in professional fees for one-time governance/consulting issues • As a result, we reported an operating loss of $23.0 million versus a profit of $4.9 million in 2007 • Net loss from continuing operations of $36.3 million ($1.96 per share) compared with a net loss of $8.2 million ($0.44 per share) in 2007 BALANCE SHEET • Cash increased by $49.3 million from year-end to $126.1 million • Inventory levels tightly controlled, reduced to $125.9 million from $143.4 million at year end. Receivables increased $22 million due to deliberate reduction in usage of discounting facilities • Long-term debt of $1.1 million after paying down debt in 2007 www.tecumseh.com 14

Special Meeting of Shareholders • Meeting held as a result of settlement agreement with a dissident shareholder, the Herrick Foundation - Family of the Company's founder and former members of senior management • Dissident shareholder proposed removal of two independent directors from the Board • Major proxy and governance advisory firms support management's position - Risk Metrics (ISS) - Glass Lewis - Proxy Governance • Sizable majority of shareholders (more than 91%) voted at the meeting • Herrick Foundation was unsuccessful in its attempt to remove directors, despite owning or influencing more than one-third of voting shares • Results indicate strong support of current management by non-Herrick-affiliated shareholders • Management and Board are committed to moving forward with strategic plan, which includes modernized capital structure and corporate governance www.tecumseh.com 15

Our Strategic Plan • The Board has determined that our Core Business Optimization Plan will enhance shareholder value • Objectives: - Improved profitability - Higher margin products that leverage our core competencies - Cost reduction, through rationalization of productive capacity - Sufficient cash available to execute; no need to tap credit markets - Bulk of cash expenditures can be delayed until results begin to be realized/self-funded - Remove costs associated with excess capacity and reposition production to "Best Cost" locations • Our leadership team has extensive experience executing similar turnarounds www.tecumseh.com 16

www.tecumseh.com 17 Best Cost Country Strategy • A step-by-step plan, with rigorous ROI review at each step • Relatively modest investments to deliver substantial savings - or we won't continue Project approved and in process Project contemplated

Beyond the Strategic Plan • Targeted growth in profitable product lines and markets • Emphasis / investment on new product development; identifying and meeting customer demand • Achieve world-class levels of operating profit and net income • Implement world-class practices for working capital management www.tecumseh.com 18

Capital Structure • Continuing efforts in benchmarking and closing the gaps, including in governance and capital structure • Reasonable cost of capital: Company is well positioned, having raised capital prior to credit market disarray • Near-term balance sheet liquidity is essential until the Company is able to generate significant cash to fund operations - Additional opportunities to generate substantial non-operational cash flows are anticipated by end of 2009 • Will continue efforts to streamline capital structure, including a recapitalization plan that eliminates our dual-share structure www.tecumseh.com 19

Recapitalization Plan • Having received the support of shareholders, management is delivering on its promises • Board of Directors has authorized a recapitalization that will eliminate the dual-class structure, and align economic and voting interests of all shareholders • Single-class structure is accepted, world-class and was encouraged by our shareholders • Recap method is cost-effective (no cash outlay) and can be completed by the end of 2008 • Major components: - All shareholders will receive a dividend of 2 Class A shares for each share held as of 12/15/08 - The dividend will result in Class B (voting) shares accounting for less than 10% of total shares, causing immediate conversion of all shares to Class B shares - Every outstanding share will become three voting shares on payment of the dividend on 12/31/08 • All shareholders will benefit: - Class A shareholders will receive voting rights while Class B shareholders will see increased value and trading liquidity for their shares - Upon completion of the recapitalization, the Class A protection provisions and poison pill will be eliminated - The charter provision requiring 75% consensus of shareholders to convene a special meeting of shareholders has also been returned to the 50% level www.tecumseh.com 20